EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Saverio Pugliese, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Be Active Holdings, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:  August 14, 2014

/s/ Saverio Pugliese
By: Saverio Pugliese
President (Principal Executive Officer)